UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 26, 2026
Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a
Wisconsin
corporation)

4902 N. Biltmore Lane
Madison,
Wisconsin
53718
Telephone (608)
458-3311
Commission File Number -
1-9894
IRS Employer Identification Number -
39-1380265

INTERSTATE POWER AND LIGHT CO
MPANY
(an
Iowa
corporation)

Alliant Energy Tower
Cedar Rapids,
Iowa
52401
Telephone (319)
786-4411
Commission File Number -
1-4117
IRS Employer Identification Number -
42-0331370

WISCONSIN POWER AND LIGHT CO
MPANY
(a
Wisconsin
corporation)

4902 N. Biltmore Lane
Madison,
Wisconsin
53718
Telephone (608)
458-3311
Commission File Number -
0-337
IRS Employer Identification Number -
39-0714890

(Former name or former address, if changed since last report.)

This combined Form
8-K
is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company. Information contained herein relating to the WPL Loan Documents (as defined below) is included solely on behalf of Wisconsin Power and Light Company and Alliant Energy Corporation, and information contained herein relating to the IPL Loan Documents (as defined below) is included solely on behalf of Interstate Power and Light Company and Alliant Energy Corporation. Each registrant makes no representation as to information included on behalf of any other registrant.
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2026, pursuant to the U.S. Department of Energy (the “DOE”) loan guarantee program (the “DOE Loan Guarantee Program”) established under Title XVII of the Energy Policy Act of 2005, as amended (“Title XVII”), Wisconsin Power and Light Company (“WPL”), a wholly owned subsidiary of Alliant Energy Corporation (the “Company”), entered into (i) a loan guarantee agreement, dated as of October 26, 2026 (the “WPL LGA”), between WPL and the DOE, as guarantor and loan servicer, (ii) a note purchase agreement, dated as of October 26, 2026 (the “WPL NPA”), among WPL, the Federal Financing Bank (the “FFB”) and the U.S. Secretary of Energy, acting through the DOE, and (iii) a future advance promissory note, dated October 26, 2026, made by WPL in favor of the FFB (the “WPL FFB Note” and, together with the WPL NPA, the “WPL FFB Credit Facility Documents”). The WPL LGA and the WPL FFB Credit Facility Documents are referred to herein together as the “WPL Loan Documents.”

In addition, on October 26, 2026, pursuant to the DOE Loan Guarantee Program, Interstate Power and Light Company (“IPL”), a wholly owned subsidiary of the Company, entered into (i) a loan guarantee agreement, dated as of October 26, 2026 (the “IPL LGA” and, together with the WPL LGA, the “Loan Guarantee Agreements”), between IPL and the DOE, as guarantor and loan servicer, (ii) a note purchase agreement, dated as of October 26, 2026 (the “IPL NPA”), among IPL, the FFB and the U.S. Secretary of Energy, acting through the DOE, and (iii) a future advance promissory note, dated October 26, 2026, made by IPL in favor of the FFB (the “IPL FFB Note” and, together with the IPL NPA, the “IPL FFB Credit Facility Documents”). The IPL LGA and the IPL FFB Credit Facility Documents are referred to herein together as the “IPL Loan Documents.”

The WPL Loan Documents and the IPL Loan Documents are referred to herein together as the “Loan Documents.”

The Company is not a party to, and has no direct obligations with respect to, the Loan Documents. IPL is not a party to, and has no obligations with respect to, the WPL Loan Documents, and WPL is not a party to, and has no obligations with respect to, the IPL Loan Documents.

Credit Facilities

The WPL FFB Credit Facility Documents provide for a multi-advance term loan facility under which WPL may make term loan borrowings through the FFB (the “WPL Credit Facility”). The IPL FFB Credit Facility Documents provide for a multi-advance term loan facility under which IPL may make term loan borrowings through the FFB (the “IPL Credit Facility” and, together with the WPL Credit Facility, the “Credit Facilities”). Each of WPL and IPL is referred to herein as a “Borrower” in connection with its applicable Credit Facility.

Advances

Proceeds of advances under each Credit Facility must be for the purpose of reimbursing the applicable Borrower for a portion (up to 80%) of “eligible project costs” (as defined in the applicable Loan Guarantee Agreement) incurred by such Borrower for projects that are eligible for financing under the terms of the applicable Loan Guarantee Agreement and the DOE Loan Guarantee Program (“eligible projects”). Eligible projects under the DOE Loan Guarantee Program may include energy infrastructure and related projects that increase energy supply or enhance grid reliability, including but not limited to nuclear, coal, oil, natural gas, geothermal or hydropower power generation facilities, new and upgraded transmission infrastructure, substations and related grid infrastructure; energy storage and other grid resilience technologies; and other projects that enhance grid reliability, resiliency and security.

The aggregate amount of advances under the WPL Credit Facility may not exceed $1,626,488,000 (the “WPL Maximum Guaranteed Loan Amount”). The aggregate amount of advances under the IPL Credit Facility may not exceed $3,500,000,000 (the “IPL Maximum Guaranteed Loan Amount”). Each Borrower may request advances up to one time per calendar quarter and no more than four times per year. The availability period during which each Borrower may request advances begins on the effective date of the applicable Loan Guarantee Agreement and continues until the earliest of (i) September 15, 2033, (ii) the date on which the aggregate principal amount of the advances under the applicable Credit Facility reaches the applicable Maximum Guaranteed Loan Amount or (iii) the termination of the obligation to fund further advances following an event of default under, or a termination of, the applicable Loan Guarantee Agreement. In addition, if the first advance to WPL or IPL, as applicable, has not occurred within 18 months after the effective date of the applicable Loan Guarantee Agreement, the DOE may terminate such Loan Guarantee Agreement upon not less than 10 business days’ notice. Advances are subject to satisfaction of conditions customary for loans under the DOE Loan Guarantee Program, including accuracy of representations and warranties, compliance with covenants, completion of the DOE’s environmental review of the applicable eligible projects, receipt of applicable state regulatory approvals, payment of applicable fees, and confirmation of investment grade credit ratings.

All borrowings under the WPL Credit Facility will be full recourse, senior unsecured obligations of WPL. All borrowings under the IPL Credit Facility will be full recourse, senior unsecured obligations of IPL.

Maturity; Interest Payments

The scheduled final maturity date for all borrowings under each Credit Facility is May 15, 2056. The principal amount of outstanding borrowings under the WPL Credit Facility is payable in four equal annual installments on May 15, 2053, May 15, 2054, May 15, 2055, and May 15, 2056. The principal amount of outstanding borrowings under the IPL Credit Facility is payable in five equal installments on November 15, 2052, November 15, 2053, November 15, 2054, November 15, 2055 and May 15, 2056. In each case, principal is payable pursuant to the principal payment schedule attached to the applicable FFB Note.

Interest payments on outstanding borrowings under each Credit Facility are payable on May 15 and November 15 of each year, and interest on each advance will accrue from the date of the advance. Each advance will bear interest at a rate established by the FFB at the time of the advance, equal to the applicable U.S. Treasury rate plus a spread of 37.5 basis points. The FFB Notes allow each Borrower to elect to have the applicable U.S. Treasury rate reset periodically. To do so, the applicable Borrower may select, in its advance request, an interim maturity date that occurs before the final maturity date. On each interim maturity date, the maturity of such advance will be automatically extended for a period approximating the initial term, but not beyond the final maturity date, and the applicable U.S. Treasury rate on such advance will be reset as of such date. Scheduled principal installments remain payable notwithstanding any such extension. Overdue amounts will accrue interest at a late charge rate set forth in the applicable FFB Note.

DOE Guarantees

Under each Loan Guarantee Agreement, the DOE agreed to issue a guarantee in favor of the FFB of the applicable Borrower’s repayment of principal of and interest on advances under the applicable FFB Note and certain other amounts owing to the FFB with respect thereto. Each Borrower is obligated to reimburse the DOE for any amounts the DOE is required to pay under such guarantee, and the DOE is subrogated to the rights of the FFB to the extent of any such payment. Each Borrower’s reimbursement obligations to the DOE are full recourse, senior unsecured obligations of such Borrower.

Covenants

Under each Loan Guarantee Agreement, the applicable Borrower is subject to affirmative and negative covenants customary under the DOE Loan Guarantee Program, including restrictions on liens and fundamental changes; maintenance of credit ratings; reporting requirements; compliance with Title XVII, the DOE regulations thereunder and related laws, including the Davis-Bacon Act and the Cargo Preference Act (the “DOE Program Requirements”); and restrictions on the use of proceeds. In addition, if the applicable Borrower provides lenders under certain other long-term senior indebtedness with more favorable financial or negative covenants, the applicable Loan Guarantee Agreement will be automatically amended to incorporate such covenants.

Events of Default

Each Loan Guarantee Agreement includes customary events of default, including failure to make payments when due; breaches of representations or covenants; bankruptcy and insolvency events; invalidity or repudiation of the applicable Loan Documents; cross-default to other indebtedness and unsatisfied judgments, in each case in excess of specified thresholds; certain failures to comply with law, including the DOE Program Requirements; and the use of other federal funding, subject to certain exceptions, to pay eligible project costs or repay borrowings under the applicable Credit Facility.

Upon the occurrence of an event of default under an applicable Loan Guarantee Agreement, the DOE has certain rights and remedies, including the right to declare immediately due and payable all or a portion of the indebtedness and obligations under the applicable Credit Facility, to refuse to make further advances and to reduce the applicable Maximum Guaranteed Loan Amount to zero.

Mandatory Prepayments

Under each Loan Guarantee Agreement, the applicable Borrower will be required to prepay certain amounts outstanding under the applicable Credit Facility if (i) the applicable Borrower takes or omits to take any action that causes an eligible project to cease to be an eligible project, (ii) certain “termination events” (as defined in the applicable Loan Guarantee Agreement) occur with respect to any eligible project of the applicable Borrower, (iii) eligible project costs approved for recovery in final orders of the Iowa Utilities Commission (in the case of IPL) or the Public Service Commission of Wisconsin (in the case of WPL) do not satisfy the 95% regulatory cost recovery threshold under the applicable Loan Guarantee Agreement, with such amount tested on the second anniversary of the end of the applicable availability period, (iv) advances made for preliminary eligible projects that do not become eligible projects within 24 months remain outstanding after the end of the applicable availability period or (v) a “change in law” (as defined in the applicable Loan Guarantee Agreement) affecting such advances occurs and is continuing. Any mandatory prepayment described in this paragraph will be made in quarterly installments and will be payable over a period of one year if the required prepayment is less than $1 billion or over a period of four years if the required prepayment is $1 billion or more. Any such mandatory prepayment will be at the prepayment price determined under the applicable FFB Note, plus accrued and unpaid interest to the date of prepayment.

In addition, within 30 days after the occurrence of a “change of control” (as defined in the applicable Loan Guarantee Agreement, which includes any person or group becoming the beneficial owner of 35% or more of the voting power of the applicable Borrower and the applicable Borrower ceasing to be wholly owned by the Company), the applicable Borrower will be required to offer to prepay all outstanding obligations under its Credit Facility, and the DOE and the FFB will have 60 days to accept or reject such offer. Any such prepayment will be made at the prepayment price determined under the applicable FFB Note.

Voluntary Prepayments

Each Borrower will be permitted, upon not less than 10 business days’ notice, to voluntarily prepay all or a portion of any outstanding advances at the prepayment price determined under the applicable FFB Note. Amounts prepaid may not be reborrowed. Each Borrower may, on not less than 30 days’ prior written notice, also permanently reduce its Maximum Guaranteed Loan Amount, subject to certain conditions.

The foregoing summary is qualified in its entirety by reference to the WPL LGA, the WPL NPA, the WPL FFB Note, the IPL LGA, the IPL NPA and the IPL FFB Note, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 of this Form 8-K regarding the Loan Documents is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Loan Guarantee Agreement, dated as of October 26, 2026, between WPL and the DOE, as guarantor and loan servicer

10.2	Note Purchase Agreement, dated as of October 26, 2026, among WPL, the FFB and the U.S. Secretary of Energy, acting through the DOE

10.3	Future Advance Promissory Note, dated as of October 26, 2026, issued by WPL in favor of the FFB

10.4	Loan Guarantee Agreement, dated as of October 26, 2026, between IPL and the DOE, as guarantor and loan servicer

10.5	Note Purchase Agreement, dated as of October 26, 2026, among IPL, the FFB and the U.S. Secretary of Energy, acting through the DOE

10.6	Future Advance Promissory Note, dated as of October 26, 2026, issued by IPL in favor of the FFB

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: October 28, 2026	By:	/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: October 28, 2026	By:	/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: October 28, 2026	By:	/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer